SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                      FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) DECEMBER 15, 1995 (NOVEMBER 17, 1995)

                         BIG O TIRES, INC.
                (Exact name of registrant as specified in its charter)

          NEVADA              1-8833              87-0392481
     (State or other juris-   (Commission    (I.R.S. Employer
     diction of incorporation)   File No.)   Identification No.)



     11755 EAST PEAKVIEW AVENUE, ENGLEWOOD, COLORADO        80111
          (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number including area code:  (303)  790-2800





                              10 Total Pages
ITEM 5.   OTHER EVENTS.

In a Current Report on Form 8-K dated November 17, 1995, the Company disclosed under Item 5. Other Events, the approval by the Board of Directors of various amendments to the Company's Employee Stock Ownership Plan and Trust Agreement (the "ESOP"). Included in such amendments is an amendment that sets forth procedures as to how the Common Stock held by the ESOP is to be voted in accordance with the merger contemplated by the Agreement and Plan of Merger dated July 24, 1995. A fully executed copy of the amendment to the ESOP is included as an exhibit to this Current Report on Form 8-K/A, replacing the previously filed unexecuted amendment, and is incorporated herein by this reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(10.1)   Second Amendment to Employee Stock Ownership Plan and Trust Agreement
of Big O Tires, Inc., dated November 14, 1995.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

Date: December 15, 1995


                              BIG O TIRES, INC.



                              By:/s/ Philip J. Teigen
                                   General Counsel and Secretary